UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2023

Golden Arrow Merger Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 E. 53rd Street, 13th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-2214
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	GAMCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GAMC	The Nasdaq Stock Market LLC
Warrants,each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GAMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Supplement to the Definitive Proxy Statement

On February 17, 2023, Golden Arrow Merger Corp. (the “Company”) filed a definitive proxy statement (the “definitive proxy statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on March 15, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, a proposal to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional nine months, from March 19, 2023 to December 19, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”) (such later date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”).

The Company has determined to modify the terms of the Charter Amendment Proposal, to provide that in connection with the Extension, Golden Arrow Sponsor, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account established for the benefit of the Company’s public stockholders (the “trust account”) an amount determined by multiplying $0.03 by the number of public shares outstanding following any redemptions of public shares effected in connection with the Special Meeting, up to a maximum of $105,000, for each one-month extension until the Extended Date, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”). The Company also confirms that the proceeds placed in the trust account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon (collectively, the “IPO Funds”), will not be used to pay for any excise tax payable pursuant to the Inflation Reduction Act of 2022 (the “IR Act”). Accordingly, the Company has determined to amend and supplement the definitive proxy statement as described in this Current Report on Form 8-K.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

1. Certain disclosure on page 1 of the Notice of Special Meeting and page 1 of the definitive proxy statement is hereby amended and restated to read as follows:

·	Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend (the “Charter Amendment”) our amended and restated certificate of incorporation (the “charter”) to extend the date by which we have to consummate a business combination ~~(the “Extension”)~~ for an additional nine months, from March 19, 2023 (the “Termination Date”) to up to December 19, 2023 by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time after the Termination Date, until December 19, 2023 or a total of up to nine months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date”, provided that Golden Arrow Sponsor, LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “trust account”) an amount determined by multiplying $0.03 by the number of public shares then outstanding, up to a maximum of $105,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment,” ~~or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date,”~~ and such proposal, the “Charter Amendment Proposal”).

2. Certain disclosure on page 2 of the Notice of Special Meeting and page 2 of the definitive proxy statement is hereby amended and restated to read as follows:

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of our shares of Class A common stock on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. We confirm that the proceeds placed in the trust account in connection with our IPO and any Extension Payments, as well as any interest earned thereon (collectively, the “IPO Funds”), will not be used to pay for any Excise Tax payable pursuant to the IR Act.

3. Certain disclosure on page 1 of “Questions and Answers About the Special Meeting” of the definitive proxy statement is hereby amended and restated to read as follows:

·	a proposal to amend our charter to extend the date by which we have to consummate a business combination from March 19, 2023 to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the trust account the Extension Payment for each such one-month extension;

4. Certain disclosure on page 2 of the definitive proxy statement under the “Questions and Answers About the Special Meeting” section is hereby amended and restated to read as follows:

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, each one-month extension of the Termination Date is subject to the Sponsor or its affiliates or permitted designees contributing to the Company a loan, referred to herein as the Extension Payment, in the amount determined by multiplying $0.03 by the number of public shares then outstanding, up to a maximum of $105,000 for each such one-month extension, in each case to be deposited into the trust account prior to the then-current deadline to complete an initial business combination. Furthermore, the withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election.

5. Certain disclosure on page 14 of the definitive proxy statement under the “Risk Factors” section is hereby amended and restated to read as follows:

As described under the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Redemption Rights,” if the deadline for us to complete an initial business combination (currently March 19, 2023) is extended, the public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs after December 31, 2022 may be subject to the Excise Tax, including in connection with an initial business combination, certain amendments to our charter (including the proposed Charter Amendment) or otherwise. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with an initial business combination, certain amendments to our charter or otherwise, (ii) the structure of an initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with such initial business combination but issued within the same taxable year of such initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The IPO Funds will not be used to pay for the Excise Tax. ~~The foregoing could cause a reduction in the cash available on hand to complete an initial business combination and in our ability to complete an initial business combination and could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive.~~

6. Certain disclosures on page 20 of the definitive proxy statement under the “Charter Amendment Proposal” section are hereby amended and restated to read as follows:

We are proposing to amend our charter to extend the date by which we have to consummate a business combination from March 19, 2023 to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond the Termination Date.

. . .

Our IPO prospectus and charter provide that we have until March 19, 2023 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before March 19, 2023 to complete a business combination. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence beyond March 19, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 19, 2023 to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond the Termination Date.

7. Certain disclosure on page A-1 of Annex A of the definitive proxy statement is hereby amended and restated to read as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2021, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by March 19, 2023; provided that the Company may extend such date by up to an additional nine months, to up to December 19, 2023, provided that Golden Arrow Sponsor, LLC (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.03 by the number of public shares then outstanding, up to a maximum of $105,000 for each such one-month extension, unless the closing of the Corporation’s Business Combination shall have occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, or such earlier date as determined by the Board (~~such later date~~ as applicable, the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate that (A) would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

8. Certain disclosure on the proxy card of the definitive proxy statement is hereby amended and restated to read as follows:

Proposal 1 — The Charter Amendment Proposal

To amend (the “Charter Amendment”) the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination ~~(the “Extension”)~~ for an additional nine months, from March 19, 2023 (the “Termination Date”) to up to December 19, 2023 by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time after the Termination Date, until December 19, 2023 or a total of up to nine months after the Termination Date, or such earlier date as determined by the Company’s board of directors, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date”, provided that Golden Arrow Sponsor, LLC (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders an amount determined by multiplying $0.03 by the number of public shares then outstanding, up to a maximum of $105,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination ~~or such earlier date as determined by the Company’s board of directors (such later date, the “Extended Date”~~).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Arrow Merger Corp.

By:	/s/ Timothy Babich
	Name:	Timothy Babich
	Title:	Chief Executive Officer

Date: March 8, 2023